For the three months ended March 31, 2009, the net asset value per Common Share decreased 11.2%, while the investment return to our stockholders declined by 11.8%. By comparison, our benchmark, the Standard & Poor’s 500 Stock Index (including income) decreased 10.9%. For the twelve months ended March 31, 2009, the return on the net asset value per Common Share was -46.9%, and the return to our stockholders was -50.5%; these compare with a return of -38.1% for the S&P 500. During each period, the discount at which our shares traded continued to fluctuate and on March 31, 2009, it was 18.0%.

As set forth in the accompanying financial statements (unaudited), as of March 31, 2009, the net assets applicable to the Company’s Common Stock were $598,882,291 equal to $18.73 per Common Share.

The decrease in net assets resulting from operations for the three months ended March 31, 2009 was $74,894,708. During this period, the net realized gain on securities sold was $14,293,185, and the decrease in net unrealized appreciation was $87,852,357. Net investment income for the three months was $1,611,387, and distributions to Preferred Stockholders amounted to $2,946,923.

During the three months, 94,363 shares of the Company’s Preferred Stock were purchased at an average price of $22.45.

Last year’s precipitous decline in equity values con- tinued into the second week of March. The market has rallied sharply since then, supported by data sug- gesting that the steep decline in the world economy is slowing, even if recovery has not yet begun. Our portfolio has participated fully in this move and, at this writing, has performed meaningfully better than our benchmark.

While the worst of the contraction, characterized by rising bankruptcies and foreclosures, may be behind us, the recovery, when it comes, is likely to be muted. Personal consumption, which makes up 70% of U.S. gross domestic product, may well be subdued owing to the erosion of wealth represented by home equity and marketable securities. Credit creation, mean- while, could be constrained because of the damaged condition of financial institutions in general, and money center banks in particular.

The specter of inflation, and its effect on interest rates and the value of the dollar, remains an important con- cern. The government’s aggressive policy response to the recession, in the form of unprecedented levels of fiscal and monetary stimulus, while salutary in the near term, must be managed carefully, since these measures are historically associated with inflationary surges.

We are saddened to report that Joseph T. Stewart, Jr., our esteemed colleague and Lead Independent Director, died on April 2, 2009. Mr. Stewart also served as a trustee of the Foundation of the University of Medicine and Dentistry of New Jersey, a member of the Advisory Council for the Marine Biological Laboratory, a member of the Board of Advisors of the United States Merchant Marine Academy, and a trustee for the United States Merchant Marine Academy Foundation. He served as a director of the Company for 22 years and as Lead Independent Director for the last two years. His counsel and support will be missed.

We are pleased to report that Sidney R. Knafel, a member of the Board of Directors of the Company since 1994, has been appointed by his fellow inde- pendent directors to serve as the Company’s Lead Independent Director, succeeding the late Joseph T. Stewart, Jr. The role of independent director was cre- ated two years ago when the offices of the Chairman and Chief Executive Officer were combined.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through March 31, 2009. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson Chairman of the Board

President and Chief Executive Officer

April 15, 2009

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $696,271,483)		$643,467,804
Corporate notes (cost $13,828,687)		14,392,457
Money market fund (cost $137,245,121)		137,245,121
Total investments (cost $847,345,291)		795,105,382
CASH, RECEIVABLES AND OTHER ASSETS
Cash	$133,397
Receivable for securities sold	462,347
Premiums deposited with brokers for options written	220,528
Dividends, interest and other receivables	2,150,728
Qualified pension plan asset, net excess funded (note 6)	998,386
Prepaid expenses and other assets	3,167,542	7,132,928
TOTAL ASSETS		802,238,310
LIABILITIES
Payable for securities purchased	236,933
Accrued preferred stock dividend not yet declared	228,414
Outstanding options written, at value (premiums deposited with brokers $220,528) (note 1a)	279,000
Accrued supplemental pension plan liability (note 6)	3,226,140
Accrued supplemental thrift plan liability (note 6)	1,426,682
Accrued expenses and other liabilities	700,425
TOTAL LIABILITIES		6,097,594
5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,890,337 shares at a liquidation value of $25 per share (note 2)		197,258,425
NET ASSETS APPLICABLE TO COMMON STOCK - 31,980,872 shares (note 2)		$598,882,291
NET ASSET VALUE PER COMMON SHARE		$18.73
NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 31,980,872 shares at par value (note 2)	$31,980,872
Additional paid-in capital (note 2)	608,569,060
Undistributed realized gain on investments	14,276,269
Undistributed net investment income	7,370,569
Accumulated other comprehensive income (note 6)	(7,838,173)
Unallocated distributions on Preferred Stock	(3,177,925)
Unrealized depreciation on investments and options	(52,298,381)
NET ASSETS APPLICABLE TO COMMON STOCK		$598,882,291
(see notes to financial statements)

INCOME
Dividends	$3,435,029
Interest	543,069	$3,978,098
EXPENSES
Investment research	1,016,465
Administration and operations	670,322
Office space and general	412,452
Miscellaneous taxes	91,084
Directors’ fees and expenses	84,658
Transfer agent, custodian and registrar fees and expenses	34,020
Auditing and legal fees	32,000
Stockholders’ meeting and reports	25,710	2,366,711
NET INVESTMENT INCOME		1,611,387
REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 4 AND 5)
Net realized gain on investments:
Securities transactions (long-term, except for $56,054)	14,168,151
Written option transactions	125,034
	14,293,185
Net decrease in unrealized appreciation	(87,852,357)
NET LOSS ON INVESTMENTS		(73,559,172)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,946,923)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		($74,894,708)
(see notes to financial statements)

	Three Months
	Ended	Year Ended
	March 31, 2009	December 31,
OPERATIONS	(Unaudited)	2008
Net investment income	$1,611,387	$13,446,046
Net realized gain on investments	14,293,185	16,414,799
Net decrease in unrealized appreciation	(87,852,357)	(523,757,542)
	(71,947,785)	(493,896,697)
Distributions to Preferred Stockholders:
From net investment income	—	(3,474,724)
From long-term capital gains	—	(8,425,276)
Unallocated distributions	(2,946,923)	387
Decrease in net assets from Preferred distributions	(2,946,923)	(11,899,613)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(74,894,708)	(505,796,310)
OTHER COMPREHENSIVE INCOME (Adjustment to apply FAS 158; Note 6)	(1,061,564)	(7,885,172)
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(6,024,428)
From long-term capital gains	—	(14,620,307)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(20,644,735)
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Value of Common Shares issued in payment of dividends and distributions	—	7,928,339
Cost of Common Shares purchased	—	(1,986,688)
Benefit to Common Shareholders resulting from Preferred Shares purchased	240,762	59,398
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS	240,762	6,001,049
NET DECREASE IN NET ASSETS	(75,715,510)	(528,325,168)
NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	674,597,801	1,202,922,969
END OF PERIOD (including undistributed net investment income of $7,370,569 and
$5,759,182, respectively)	$598,882,291	$674,597,801
(see notes to financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2009 and for each year in the five-year period ended December 31, 2008. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months
	Ended
	March 31, 2009		Year Ended December 31,
	(Unaudited)	2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$21.09	$38.10	$40.54	$39.00	$35.49	$33.11
Net investment income	.05	.42	.31	.34	.19	.32
Net gain (loss) on investments -
realized and unrealized	(2.29)	(16.15)	3.39	4.72	5.85	3.48
Other comprehensive income	(.03)	(.25)	.02	.03	—	—
Distributions on Preferred Stock:
Dividends from net investment income	—	(.11)	(.02)	(.04)	(.03)	(.09)
Distributions from net short-term capital gains	—	—	(.03)	(.01)	(.08)	—
Distributions from net long-term capital gains	—	(.27)	(.36)	(.36)	(.30)	(.32)
Unallocated	(.09)	—	—	—	—	—
	(.09)	(.38)	(.41)	(.41)	(.41)	(.41)
Total from investment operations	(2.36)	(16.36)	3.31	4.68	5.63	3.39
Distributions on Common Stock:
Dividends from net investment income	—	(.19)	(.33)	(.29)	(.15)	(.23)
Distributions from net short-term capital gains	—	—	(.38)	(.04)	(.44)	—
Distributions from net long-term capital gains	—	(.46)	(5.04)	(2.81)	(1.53)	(.78)
	—	(.65)	(5.75)	(3.14)	(2.12)	(1.01)
Net asset value, end of period	$18.73	$21.09	$38.10	$40.54	$39.00	$35.49
Per share market value, end of period	$15.35	$17.40	$34.70	$37.12	$34.54	$31.32
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	(11.79)%*	(48.20)%	8.72%	16.78%	17.40%	8.79%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$598,882	$674,598	$1,202,923	$1,199,453	$1,132,942	$1,036,393
Ratio of expenses to average net assets
applicable to Common Stock	1.57%**	0.87%	1.11%	1.06%	1.25%	1.15%
Ratio of net income to average net assets
applicable to Common Stock	1.06%**	1.31%	0.78%	0.86%	0.51%	0.94%
Portfolio turnover rate	2.97%*	25.52%	31.91%	19.10%	20.41%	16.71%
PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$197,258	$199,617	$200,000	$200,000	$200,000	$200,000
Asset coverage	404%	438%	701%	700%	666%	618%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$23.35	$21.90	$21.99	$24.44	$24.07	$24.97
*Not annualized
**Annualized

			Value
Shares	COMMON AND PREFERRED STOCKS		(note 1a)
AEROSPACE/DEFENSE (4.5%)
300,000	The Boeing Company		$10,674,000
418,700	Textron Inc.		2,403,338
325,000	United Technologies Corporation		13,968,500
		(COST $62,253,609)	27,045,838
BUILDING AND REAL ESTATE (2.0%)
1,875,862	CEMEX, S.A. de C.V. ADR (a)	(COST $24,456,722)	11,724,138
COMMUNICATIONS AND INFORMATION SERVICES (11.8%)
960,000	Cisco Systems, Inc. (a)		16,099,200
374,100	Lamar Advertising Company Class A (a)		3,647,475
128,000	Leap Wireless International, Inc. (a)		4,463,360
1,110,000	MetroPCS Communications, Inc. (a)		18,958,800
700,000	QUALCOMM Incorporated		27,237,000
		(COST $78,628,368)	70,405,835
COMPUTER SOFTWARE AND SYSTEMS (10.7%)
1,480,000	Dell Inc. (a)		14,030,400
570,000	Microsoft Corporation		10,470,900
415,100	NetEase.com, Inc. (a)		11,145,435
67,100	Nintendo Co., Ltd.		19,390,503
565,000	Teradata Corporation (a)		9,164,300
		(COST $90,893,352)	64,201,538
CONSUMER PRODUCTS AND SERVICES (11.4%)
350,000	Diageo plc ADR		15,662,500
375,000	Heineken N. V.		10,393,343
466,100	Hewitt Associates, Inc. Class A (a)		13,871,136
450,000	Nestle S.A.		15,117,340
255,000	PepsiCo, Inc.		13,127,400
		(COST $76,814,235)	68,171,719
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (5.4%)
949,000	Republic Services, Inc.		16,275,350
630,000	Waste Management, Inc.		16,128,000
		(COST $38,960,134)	32,403,350
FINANCE AND INSURANCE (20.4%)
BANKING (1.3%)
165,000	M&T Bank Corporation	(COST $841,131)	7,464,600
INSURANCE (15.5%)
175,000	The Allstate Corporation		3,351,250
300,000	Arch Capital Group Ltd. (a)		16,158,000
440,000	AXIS Capital Holdings Limited		9,917,600
140	Berkshire Hathaway Inc. Class A (a)		12,138,000
250,000	Everest Re Group, Ltd.		17,700,000
375,000	Fidelity National Financial, Inc.		7,316,250
280,000	MetLife, Inc.		6,375,600
275,000	PartnerRe Ltd.		17,069,250
83,000	Transatlantic Holdings, Inc.		2,960,610
		(COST $58,136,852)	92,986,560
OTHER (3.6%)
425,000	American Express Company		5,792,750
1,666,667	Epoch Holding Corporation		11,450,002
517,500	Nelnet, Inc. (a)		4,574,700
		(COST $34,130,107)	21,817,452
		(COST $93,108,090)	122,268,612

			Value
Shares	COMMON AND PREFERRED STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (1.5%)
70,500	Cougar Biotechnology, Inc. (a)		$2,270,100
529,900	Cytokinetics, Incorporated (a)		900,830
119,500	Gilead Sciences, Inc. (a)		5,535,240
		(COST $9,569,639)	8,706,170
MACHINERY AND EQUIPMENT (2.8%)
1,200,000	ABB Ltd. ADR	(COST $13,364,456)	16,728,000
MISCELLANEOUS (3.1%)
	Other (b)	(COST $27,104,643)	18,528,730
OIL AND NATURAL GAS (INCLUDING SERVICES) (12.1%)
459,800	Apache Corporation		29,468,582
800,000	Halliburton Company		12,376,000
250,000	McDermott International, Inc. (a)		3,347,500
500,000	Patterson-UTI Energy, Inc.		4,480,000
2,050,000	Weatherford International Ltd. (a)		22,693,500
		(COST $74,054,171)	72,365,582
RETAIL TRADE (17.6%)
575,000	Costco Wholesale Corporation		26,634,000
333,100	Target Corporation		11,455,309
1,675,000	The TJX Companies, Inc. (c)		42,947,000
470,000	Wal-Mart Stores, Inc.		24,487,000
		(COST $54,015,566)	105,523,309
SEMICONDUCTORS (2.0%)
700,000	ASML Holding N.V.	(COST $16,353,612)	12,257,000
TECHNOLOGY (1.4%)
1,900,000	Xerox Corporation	(COST $25,689,854)	8,645,000
TRANSPORTATION (0.8%)
236,100	Alexander & Baldwin, Inc.	(COST $11,005,032)	4,492,983
TOTAL COMMON AND PREFERRED STOCKS (107.5%)		(COST $696,271,483)	643,467,804
Principal Amount	CORPORATE DEBT
MISCELLANEOUS (2.4%)
	Other (b) (e)	(COST $13,828,687)	14,392,457
Shares	SHORT-TERM SECURITY AND OTHER ASSETS
137,245,121	SSgA Prime Money Market Fund (22.9%)	(COST $137,245,121)	137,245,121
TOTAL INVESTMENTS (e) (132.8%)		(COST $847,345,291)	795,105,382
Cash, receivables and other assets less liabilities (0.1%)			1,035,334
PREFERRED STOCK (-32.9%)			(197,258,425)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$598,882,291

(a)	Non-income producing security.
(b)	Securities which have been held for less than one year, not previously disclosed, and not restricted.
(c)	400,000 shares held by custodian in a segregated custodial account as collateral for short positions and options, if any.
(d)	At March 31, 2009: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $148,408,417, (3) aggregate gross unrealized depreciation was $200,648,326, and (4) net unrealized depreciation was $52,239,909.
(e)	Level 2 fair value measurement, note 8.

(see notes to financial statements)

Contracts			Value
(100 shares each) COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE			(note 1a)
CALL OPTION
COMPUTER SOFTWARE & SYSTEMS
900	NetEase.com, Inc./May 09/$25.00	(PREMIUM DEPOSITED WITH BROKER $220,528)	$279,000

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31, 2009 and 2008 is shown in the following table.

			PERCENT COMMON NET ASSETS*
INDUSTRY CATEGORY	COST(000)	VALUE(000)	2009	2008
Finance and Insurance
Banking	$841	$7,465	1.3%	3.6%
Insurance	58,137	92,987	15.5	16.7
Other	34,130	21,817	3.6	2.9
	93,108	122,269	20.4	23.2
Retail Trade	54,016	105,523	17.6	14.5
Oil and Natural Gas (Including Services)	74,054	72,365	12.1	18.6
Communications and Information Services	78,628	70,406	11.8	6.1
Consumer Products and Services	76,814	68,172	11.4	10.7
Computer Software and Systems	90,893	64,202	10.7	10.0
Miscellaneous**	40,933	32,921	5.5	5.2
Environmental Control (Including Services)	38,960	32,403	5.4	4.3
Aerospace/Defense	62,254	27,046	4.5	4.9
Machinery and Equipment	13,364	16,728	2.8	2.3
Building and Real Estate	24,457	11,724	2.0	5.1
Semiconductors	16,354	12,257	2.0	—
Health Care/Pharmaceuticals	9,570	8,706	1.5	3.3
Technology	25,690	8,645	1.4	2.6
Transportation	11,005	4,493	0.8	0.9
Metals	—	—	—	1.6
	710,100	657,860	109.9	113.3
Short-Term Security	137,245	137,245	22.9	3.7
Total Investments	$847,345	795,105	132.8	117.0
Other Assets and Liabilities - Net		1,035	0.1	0.5
Preferred Stock		(197,258)	(32.9)	(17.5)
Net Assets Applicable to Common Stock		$598,882	100.0%	100.0%

*	Net Assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed, and not restricted.

INCREASES	SHARES TRANSACTED	SHARES HELD
ADDITIONS
The Allstate Corporation	75,000	175,000
American Express Company	25,000	425,000
Leap Wireless International, Inc.	60,000	128,000
MetLife, Inc.	45,000	280,000
Nestle S.A.	25,000	450,000
DECREASES
ELIMINATION
Genentech, Inc.	200,000	—
REDUCTIONS
Berkshire Hathaway Inc. Class A	10	140
Fidelity National Financial, Inc.	425,000	375,000
M&T Bank Corporation	30,000	165,000
MetroPCS Communications, Inc.	290,000	1,110,000
Nelnet, Inc.	32,500	517,500
NetEase.com, Inc.	30,000	415,100
PartnerRe Ltd.	10,000	275,000

(a) Excludes transactions in Common and Preferred Stocks - Miscellaneous - Other.

(See notes to financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to assist in determining current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.
b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the
Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
c. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. The Company is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income
Taxes (FIN 48). As of and during the period ended March 31, 2009, the Company did not have any liabilities for any unrecognized tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the
Statement of Operations. During the period, the Company did not incur any interest or penalties.
d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign with-
holding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.
Foreign security and currency transactions may involve certain consideration and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.
e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Foreign currency laws may reduce the amount of dividends of net investment income. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.
f. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.
g. OTHER As is customary in the investment company industry, securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common
Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 31,980,872 shares were issued and outstanding, and 8,000,000 Preferred Shares were originally issued and 7,890,337 were outstanding on March 31, 2009.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of
Directors authorized the repurchase of 1 million Preferred Shares in the open market at prices below $25.00 per share. A total of 94,363
Preferred Shares were repurchased at an average cost per share of $22.45 during the three month period ended March 31, 2009. The average discount of $2.55 per Preferred Share, $240,762 in aggregate, was credited to additional paid-in capital of the Common Stock.

2. CAPITAL STOCK - (Continued from bottom of previous page.)
The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock.
In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody’s Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company’s failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company’s Board of Directors and the holders of Preferred and
Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable
Securities, which require that preferred stock for which its redemption is outside of the company’s control should be presented outside of net assets in the statement of assets and liabilities.

There were no transactions in Common Stock for the three months ended March 31, 2009. Transactions in Common Stock for the year ended
December 31, 2008 were as follows:

	Shares	Amount
	2008	2008
Shares issued in payment of dividends and distributions
(includes 103,047 shares issued from treasury)	509,861	$509,861
Increase in paid-in capital		7,418,478
Total increase		7,928,339
Shares purchased (at an average discount from NAV of 19.8%)	102,047	(102,047)
Decrease in paid-in capital		(1,884,641)
Total decrease		(1,986,688)
Net increase		$5,941,651
Distributions for tax and book purposes are substantially the same.

3. OFFICERS’ COMPENSATION - The aggregate compensation paid and accrued by the Company during the three months ended March 31,
2009 to its officers (identified on back cover) amounted to $1,107,250.
4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2009 amounted to $20,168,748 and $44,487,955.
5. WRITTEN OPTIONS - Transactions in written covered call options during the three months ended March 31, 2009 was as follows:

	Covered Call
	Contracts	Premiums
Options written and outstanding, March 31, 2009	900	$220,528

6. BENEFIT PLANS - The Company has funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended
March 31, 2009 were:

Service cost	$82,188
Interest cost	189,919
Expected return on plan assets	(241,954)
Amortization of prior service cost	6,731
Recognized net actuarial loss (gain)	80,523
Net periodic benefit cost (income)	$117,407

The Company also has funded and unfunded defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the three months ended March 31, 2009 was ($74,561). The unfunded liability at March 31, 2009 was $1,426,682.

The Company applies the recognition provisions of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting
Standards No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” which requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and to recognize changes in funded status in the year in which the changes occur through other comprehensive income.

7. OPERATING LEASE COMMITMENT - In June 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10,755,000, net of construction credits.
The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges begin-
ning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $269,400 for the three months ended March 31, 2009. Minimum rental commitments under the operating lease are approximately
$1,075,000 per annum in 2010 through 2012, $1,183,000 in 2013 through 2017, and $99,000 in 2018.
8. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are sum-
marized in a hierarchy consisting of the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2009:

Valuation Inputs	Investments in Securities	Option Written
Level 1 - Quoted prices	$780,712,925	$279,000
Level 2 - Other significant observable inputs (see (e), page 7)	14,392,457	—
Level 3 - Unobservable inputs	—	—
Total	$795,105,382	$279,000

Purchases of the Company’s Common Stock as set forth in Note 2 on page 10, may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2008 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the
Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of
Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters.
The Company’s Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at
1-800-436-8401.

On April 30, 2008, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the
Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s
Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms
N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	John D. Gordan, III
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	D. Ellen Shuman
Gerald M. Edelman	Raymond S. Troubh

OFFICERS
Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Sally A. Lynch, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
INDEPENDENT AUDITORS	Company
Ernst & Young LLP	59 Maiden Lane
New York, NY 10038
CUSTODIAN	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS
The votes cast by stockholders at the Company’s annual meeting held on April 15, 2009 were as follows:
	FOR	WITHHELD
Election of Directors:
Rodney B. Berens	32,664,789	1,315,639
Lewis B. Cullman	32,097,533	1,882,894
Spencer Davidson	32,560,511	1,419,916
Gerald M. Edelman	32,141,231	1,839,197
John D. Gordan, III	32,431,871	1,548,557
Daniel M. Neidich	31,060,403	2,920,025
D. Ellen Shuman	32,622,116	1,358,312
Joseph T. Stewart, Jr.	32,051,582	1,928,845
Raymond S. Troubh	32,566,094	1,414,334
Elected by holders of Preferred Stock:
Arthur G. Altschul, Jr.	7,078,070	313,961
Sidney R. Knafel	7,085,173	306,858

Ratification of the selection of Ernst & Young LLP as auditors of the
Company for the year 2009:
For - 33,185,206;	Against - 567,100;	Abstain - 228,119

A Closed-End Investment Company listed on the New York Stock Exchange

100 PARK AVENUE NEW YORK • NY 10017 212-916-8400 • 1-800-436-8401 E-mail: InvestorRelations@gainv.com www.generalamericaninvestors.com